UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report – June 4, 2026
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit No. 233
The Capel Building
Mary's Abbey
Dublin 7
Ireland	D07 X324
(Address of Principal Executive Offices)	(Zip Code)

(353)(1) 6833399
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 ½	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2026, Allegion plc (the “Company”) held its 2026 annual general meeting of shareholders (the “AGM”) in Dublin, Ireland. At the AGM, the shareholders of the Company:

(1)	elected all eight of the Company’s nominees for director;
(2)	approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers;
(3)	approved, on an advisory and non-binding basis, to hold an advisory vote on the compensation of the Company’s named executive officers every year;
(4)
approved the appointment of PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and authorized the Audit and Finance Committee of the Board of Directors to set the independent registered public accounting firm's remuneration;

(5)	renewed the Board’s authority to issue shares under Irish law; and
(6)	renewed the Board’s authority to issue shares for cash without first offering shares to existing shareholders (a Special Resolution under Irish Law).

Shares were voted on these proposals as follows:

Proposals 1(a)-(h). Election of eight (8) director nominees for one-year terms beginning at the AGM and expiring at the Company’s 2027 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified:

	Nominees	For	Against	Abstain	Broker Non-Vote
(a)	Susan L. Main	72,909,255	900,221	52,916	4,474,715
(b)	Steven C. Mizell	72,087,212	1,722,090	53,090	4,474,715
(c)	Nicole Parent Haughey	73,504,494	305,152	52,746	4,474,715
(d)	Lauren B. Peters	72,156,784	1,652,412	53,196	4,474,715
(e)	Ellen Rubin	73,556,608	251,621	54,163	4,474,715
(f)	Gregg C. Sengstack	73,324,203	483,490	54,699	4,474,715
(g)	John H. Stone	73,622,137	186,164	54,091	4,474,715
(h)	Dev Vardhan	73,551,589	254,326	56,477	4,474,715

Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
66,946,375	6,827,766	88,251	4,474,715

Proposal 3. Advisory vote on whether an advisory shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years:

One	Two	Three	Abstain	Broker Non-Votes
71,946,704	110,533	1,740,574	64,581	4,474,715

In light of the shareholder vote on Proposal 3, the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

Proposal 4. Ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm and authorization of the Audit and Finance Committee of the Board to set the independent registered public accounting firm’s remuneration for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
76,089,999	2,218,193	28,915	—

Proposal 5. Approval of renewal of the Board’s authority to issue shares under Irish law.

For	Against	Abstain	Broker Non-Votes
77,759,275	535,900	41,932	—

Proposal 6. Approval of renewal of the Board’s authority to issue shares for cash without first offering shares to existing shareholders (Special Resolution under Irish law):

For	Against	Abstain	Broker Non-Votes
72,708,856	5,576,456	51,795	—

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	June 9, 2026	/s/ Tandra M. Foster
Tandra M. Foster Deputy General Counsel and Secretary